Federal Home Loan Bank Advances - Summary of FHLB Advances Including Acquisition Accounting Adjustments Along with Weighted Average Costs and Scheduled Maturities (Details) - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Federal Home Loan Banks [Abstract]
Federal Home Loan Bank advances	$ 234,559	$ 313,715	$ 38,000
Weighted average cost	1.32%	0.73%	0.16%
2017		$ 304,000
2018	$ 9,559	9,715
Total	$ 234,559	$ 313,715	$ 38,000